                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   [x]     Filed by the registrant

   [ ]     Filed by a party other than the registrant

   [ ]     Preliminary proxy statement

   [x]     Definitive proxy statement

   [ ]     Definitive additional materials

   [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

- ------------------------------------------------------------------------------
                 Nations Government Income Term Trust 2004, Inc.
- ------------------------------------------------------------------------------
Payment of filing fee (Check the appropriate box):

    [x]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

(1)        Title of each class of securities to which transaction applies.
- -----------------------------------------------------------------------------
(2)        Aggregate number of securities to which transactions applies:
- ------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
- ------------------------------------------------------------------------------
(4)        Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------------------
    [ ]    Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount previously paid:
- ------------------------------------------------------------------------------
(2)        Form, schedule or registration statement no.:
- ------------------------------------------------------------------------------
(3)        Filing party:
- ------------------------------------------------------------------------------
(4)        Date filed:
- ------------------------------------------------------------------------------

                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 27, 1996
TO THE STOCKHOLDERS OF
  NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.:
     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Government Income Term Trust 2004, Inc. (the "Company") will be held on Friday, September 27, 1996 at 11:00 a.m. (Eastern time), at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:
     (1) To elect one Director to serve a three-year term of office;
     (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1996; and
     (3) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.
     The Board of Directors of the Company has fixed the close of business on August 15, 1996 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.
     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.
                                        By Order of the Board of Directors.
                                        (Signature of Richard S. Szafran)
                                        RICHARD S. SZAFRAN
                                        SECRETARY
August 22, 1996

                          YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                             OF THE NUMBER OF SHARES THAT YOU OWN.
                            PLEASE MARK, SIGN, DATE AND RETURN YOUR
                                    PROXY CARD IMMEDIATELY.


     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     NATIONSBANK AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                             One NationsBank Plaza
                        Charlotte, North Carolina 28255
                                 (800) 321-7854
                                PROXY STATEMENT
                         Annual Meeting of Stockholders
                               September 27, 1996
     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of the Nations Government Income Term Trust 2004, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on September 27, 1996 at 11:00 a.m. (Eastern time) at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.
     The Board of Directors has fixed August 15, 1996 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 13,852,309.641 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about August 22, 1996.
     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.
     All actions of the Board of Directors of the Company described in the proposals below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company, NationsBanc Advisors, Inc. ("NBAI"), the Company's investment adviser or TradeStreet Investment Associates, Inc. ("TradeStreet"), the Company's investment sub-adviser.
                        PROPOSAL 1: ELECTION OF DIRECTOR
     The Board of Directors has designated Thomas F. Keller as a nominee (the "Nominee") for election as a Director of the Company with a term to expire in 1999. Voting for the Nominee is not cumulative. If elected, the Nominee will serve as Director until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are A. Max Walker, the Chairman of the Board, whose term will expire in 1997, and William H. Grigg, whose term will expire in 1998. Although the Board of Directors expects that the Nominee will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT EACH OF THE NOMINEES.
THE BOARD OF DIRECTORS
     Information regarding the Nominee and each member of the Board of Directors is as follows:
     THOMAS F. KELLER, age 64, R. J. Reynolds Industries Professor of Business Administration and Dean, Fuqua School of Business, Duke University, Durham, North Carolina, from 1974-1996 (now retired). He has been a Director of the Company since November 1993. Mr. Keller is also a director of LADD Furniture, Inc., Mentor Growth Fund, Wendy's International, Inc., Cambridge Investment Trust, American Business Products, Inc., Monk-Austin, Inc., Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Balanced Target Maturity Fund, Inc., The Capitol Mutual Funds, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     WILLIAM H. GRIGG, age 63, Chairman and Chief Executive Officer, Duke Power Co., Charlotte, North Carolina, a public utility, since April 1994. Mr. Grigg was Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from April 1988 to November 1991. He has been a Director of the Company since November 1993. Mr. Grigg is also a director of Duke Power Co., Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Balanced Target Maturity Fund, Inc., The Capitol Mutual Funds, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     A. MAX WALKER, age 74, independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been Chairman of the Board of the Company since November 1993. Mr. Walker is also Chairman of the Board of Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Balanced Target Maturity Fund, Inc., The Capitol Mutual Funds, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     None of the Directors, including the Nominee, owns, either directly or indirectly, shares of capital stock of the Company. No Director has been, during the past five years, an officer, employee, director, general partner or shareholder, of NBAI, the Company's investment adviser, TradeStreet, the Company's investment sub-adviser, or NationsBank N.A. ("NationsBank"), the Company's administrator, or owned any securities or had any other material direct or indirect interest in NBAI or any of its affiliates. None of the Directors has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which NBAI, TradeStreet, NationsBank or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "Fund Complex", as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Director is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Directors has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Directors and their affiliates have been customers of NationsBank. All
                                       2
such extensions of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended December 31, 1995, it complied with all filing requirements applicable to its officers, directors and, if any, greater than ten percent beneficial owners.
  COMMITTEES OF DIRECTORS
     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings and one special meeting during the fiscal year ended December 31, 1995. In addition, the Board has an Audit Committee. The Audit Committee is composed of two incumbent members of the Board of Directors -- Mr. Grigg and Mr. Keller. Mr. Keller is Chairman of the Audit Committee. The function of the Audit Committee is to (i) review the audit procedures and methods of keeping records followed by the Company to ensure that the procedures and methods are sufficient in scope and detail to permit proper and sound practices, (ii) review and approve stockholder reports prior to delivery to Stockholders, (iii) nominate the independent public accountants to be engaged by the Company, subject to the approval of the Board of Directors and ratification by the Stockholders, and
(iv) review with the independent public accountants the proposed scope of the annual audit, the results of their examination, the financial statements and their opinion thereon. The Audit Committee met once during the fiscal year ended December 31, 1995. The Board has no standing compensation or nominating committee or committees performing similar functions. Since the Company's inception, each director has attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board. EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.

MARK H. WILLIAMSON, President   President and Chief Executive Officer, NationsBanc Advisors, Inc. since
                                1995; Senior Vice President, NationsBank, N.A.
                                since 1990; President, NationsBanc Discount Brokerage, Inc.;
                                President, Nations Government Income Term Trust 2003, Inc., Nations Balanced
                                Target Maturity Fund, Inc. and Hatteras Income Securities, Inc.
RICHARD S. SZAFRAN,             Vice President, NationsBank, N.A. since 1993;
Secretary/Treasurer             Assistant Vice President, The Boston Company 1987-1993;
                                Secretary/Treasurer, Nations Government Income Term Trust 2003, Inc.,
                                Nations Balanced Target Maturity Fund, Inc. and Hatteras Income Securities,
                                Inc.
JOHN S. SWAIM, Vice President   Senior Product Manager, TradeStreet Investment
and Portfolio Manager           Associates, Inc. since and Portfolio Manager
                                1995; Vice President, NationsBank, N.A.
                                1986-1995; Vice President and Portfolio Manager,
                                Nations Government Income Term Trust 2003, Inc. and
                                Nations Balanced Target Maturity Fund, Inc.

COMPENSATION OF MANAGEMENT
     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 1995. Officers of the Company are employed by the Company's investment adviser and receive no compensation or reimbursements from the Company.
                               COMPENSATION TABLE

 NAME OF PERSON,     AGGREGATE COMPENSATION         TOTAL COMPENSATION FROM COMPANY
    POSITION             FROM COMPANY1            AND FUND COMPLEX PAID TO  DIRECTORS2
William H. Grigg             $3,000                             $66,5283
  Director
Thomas F. Keller             $3,000                             $68,0614
  Director
A. Max Walker                $3,000                             $70,500
  Chairman

1 The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
2 The Fund Complex consists of eight registered investment companies, including the Company.
3 Includes $39,903 deferred compensation and interest earned.
4 Includes $41,436 deferred compensation and interest earned.
RETIREMENT PLAN
     Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 4, 3 and 10 years of credited service, respectively, with the Funds.
                                       4

                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE

                          YEARS OF SERVICE
REMUNERATION               5            10
$ 25,000                $  6,250     $ 12,500
  50,000                  12,500       25,000
  75,000                  18,750       37,500
 100,000                  25,000       50,000

                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
     The Board of Directors, upon recommendation of its Audit Committee, has selected Price Waterhouse LLP ("Price Waterhouse"), which has served as independent public accountants of the Company since its organization, as independent public accountants of the Company to examine the financial statements of the Company for its fiscal year ending December 31, 1996, and to report thereon to the Board and the Stockholders. If a majority of the shares of the Company's capital stock represented at the meeting is voted against ratification of the selection of Price Waterhouse, the selection of auditors may be reconsidered by the Audit Committee and the Board of Directors. To the best knowledge of management, the firm of Price Waterhouse has no direct or material indirect financial interest in the Company. Price Waterhouse acts as the independent public accountants for affiliates of NBAI, including the other investment companies in the Company's Fund Complex. Price Waterhouse also acts as the independent public accountants for NationsBank and NationsBank Corporation. If the Company receives, at least five business days before the Annual Meeting, any written request from one or more Stockholders to have representatives of Price Waterhouse present at the Annual Meeting to respond to appropriate questions from Stockholders, the Company will arrange to have such representatives present and provide them with an opportunity to make a statement if they so desire.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF PRICE WATERHOUSE.
                             ADDITIONAL INFORMATION
PROCEDURAL MATTERS
     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 13,852,309.641 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of each of the proposals described in the accompanying Notice of Annual Meeting and in this Proxy Statement. Each proposal must be approved by a majority of the votes cast. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.
     Any proxy card which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions
                                       5
marked thereon. In the absence of instructions, any such proxy card will be voted in favor of (i) electing as Director of the Company the Nominee named in the Proxy Statement for the term indicated, and (ii) ratifying the selection of Price Waterhouse as independent public accountants of the Company for the fiscal year ending December 31, 1996. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Company present at the Annual Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote AGAINST the proposal.
     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment(s) those proxies required to be voted against such proposals.
     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposals. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.
     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted IN FAVOR of each of the proposals. SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES
     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company, personnel of NBAI or an agent of the Company. Compensation for such services will be paid by the Company or NBAI, except that officers or employees of the Company will not be compensated for performing such services.
                                       6

SUBSTANTIAL SHAREHOLDERS
     As of the close of business on the Record Date, there were no persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company.
ADDITIONAL INFORMATION
     The Company, with principal executive offices located at One NationsBank Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.
     NBAI, located at One NationsBank Plaza, Charlotte, North Carolina 28255, is the investment adviser of the Company. TradeStreet, the investment sub-adviser of the Company, and NationsBank, the administrator of the Company, are located at One NationsBank Plaza, Charlotte, North Carolina 28255. First Data Investor Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109, serves as sub-administrator of the Company.
FUTURE SHAREHOLDER PROPOSALS
     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, such proposal must be received by the Company on or before April 31, 1997.
OTHER MATTERS
     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.
                                       7
 *****************************************************************************
                                  APPENDIX

                 NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 27, 1996


         The undersigned hereby appoints Richard S. Szafran (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Government Income Term Trust 2004, Inc. (the "Company") to be held at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 11:00 a.m. (Eastern time) on Friday, September 27, 1996, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED AUGUST 22, 1996.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                            (CONTINUED ON OTHER SIDE)

(1)  ELECTION OF DIRECTORS

               FOR                 WITHHOLD AUTHORITY              Nominee
      the nominee as listed                                    Thomas F. Keller
               [ ]                         [ ]


(2) Proposal to ratify the selection of Price Waterhouse LLP as the independent public accountants of the Company.

             FOR                            AGAINST                 ABSTAIN
             [ ]                              [ ]                     [ ]

         In their discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                    Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                   ____________________________________, 1996
                                      (Please Date)
                                   ___________________________________

                                   ___________________________________